1 Becton Drive
Franklin Lakes, NJ 07417
www.bd.com

News Release

Contact:
Patricia A. Spinella, Investor Relations – 201-847-5453
Colleen T. White, Corporate Communications – 201-847-5369

BD ANNOUNCES RESULTS FOR SECOND FISCAL QUARTER

  Reports earnings per share from continuing operations of $1.06, or $1.18 after excluding specified item

  Reaffirms guidance for full fiscal year 2009 earnings per share from continuing operations, excluding specified item

Franklin Lakes, NJ (April 28, 2009) – BD (Becton, Dickinson and Company) (NYSE: BDX) today reported quarterly revenues of $1.741 billion for the second fiscal quarter ended March 31, 2009, representing a decrease of 0.4 percent from the prior year period. This quarter’s revenue growth rate reflects the unfavorable impact from foreign currency translation, which overall is estimated to account for 3.4 percentage points.

"In the face of global economic pressures, we are pleased to have achieved top-line growth in all three segments after adjusting for the negative impact of foreign currency translation. This growth, along with our continued focus on disciplined expense and currency risk management, has enabled us to deliver adjusted earnings in line with our expectations," stated Edward J. Ludwig, Chairman and Chief Executive Officer. "Our strong performance for the first half of fiscal 2009, combined with our commitment to continue to drive efficiency throughout BD, gives us the confidence to reaffirm our guidance for full-year adjusted earnings."

Second Quarter and Six-Month Period of Fiscal Year 2009 and 2008 Earnings

Reported diluted earnings per share from continuing operations for the second quarter were $1.06. Second quarter results included a pre-tax charge of $45 million (11 cents diluted earnings per share from continuing operations) relating to the settlement agreement with the direct purchaser plaintiffs (which includes BD’s distributors) in the antitrust class actions, as described in BD's Current Report on Form 8-K filed with the SEC today. Second quarter fiscal 2009 diluted earnings per share from continuing operations, excluding the charge of 11 cents, of $1.18 increased by 8 percent over diluted earnings per share from continuing operations of $1.09 for the prior year period. For the six-month period ending March 31, 2009, reported diluted earnings per share from continuing operations were $2.32. Excluding the aforementioned charge of 11 cents, diluted earnings per share from continuing operations for the six-month period in fiscal 2009 were $2.43, representing an increase of 12.5 percent over diluted earnings per share from continuing operations of $2.16 from the prior year period.

Segment Results

In the BD Medical segment, worldwide revenues for the quarter were $897 million, representing a decrease of 3 percent from the prior year period after taking into account an estimated 5 percentage points of unfavorable impact from foreign currency translation. On a currency neutral basis, the increase in worldwide sales of Medical Surgical Systems products was offset in part by the expected decline in sales of prefillable devices in the U.S. For the six-month period ended March 31, 2009, the BD Medical segment reported a 2 percent decrease in revenue growth after taking into account an estimated 4 percentage points of unfavorable impact from foreign currency translation. On a currency neutral basis, BD Medical revenues for the six-month period increased by 2 percent.

In the BD Diagnostics segment, worldwide revenues for the quarter were $540 million, representing an increase of 2 percent from the prior year period after taking into account an estimated 3 percentage points of unfavorable impact from foreign currency translation. Increased sales of safety-engineered devices, cancer diagnostics products and infectious disease testing systems were partially offset by a decline in the sales of flu testing products due to a mild flu season in the U.S. For the six-month period ended March 31, 2009, the BD Diagnostics segment reported 3 percent revenue growth after taking into account an estimated 3 percentage points of unfavorable impact from foreign currency translation. On a currency neutral basis, BD Diagnostics revenues for the six-month period increased by 6 percent.

In the BD Biosciences segment, worldwide revenues for the quarter were $304 million, representing an increase of 3 percent from the prior year period. Strong international sales growth of research instruments and reagents, primarily in Western Europe and Japan, were offset in part by a slowdown in research-related capital spending in the U.S., particularly in the academic and biotech markets. For the six-month period ended March 31, 2009, the BD Biosciences segment reported 7 percent revenue growth after taking into account an estimated 1 percentage point favorable impact from foreign currency translation. On a currency neutral basis, BD Biosciences revenues for the six-month period increased by 6 percent.

Geographic Results

Second quarter revenues in the U.S. were $778 million, representing a decrease of 1 percent from the prior year period. Revenues outside the U.S. were $963 million, representing flat revenues from the prior year period, and reflect an estimated 6 percentage points of unfavorable impact from foreign currency translation.

For the six-month period ended March 31, 2009, revenues in the U.S. were $1.587 billion, representing an increase of 1 percent from the prior year period. Revenues outside of the U.S. were $1.887 billion, representing an increase of 0.5 percent from the prior year period, and reflect an estimated 6 percentage points of unfavorable impact from foreign currency translation.

Fiscal 2009 Outlook for Full Year

Excluding the specified item, the Company reaffirms that diluted earnings per share from continuing operations for the full fiscal year 2009 will increase approximately 9 to 11 percent over diluted earnings per share from continuing operations of $4.46 for the fiscal year 2008. The Company expects that reported diluted earnings per share from continuing operations for the full fiscal year 2009 will increase 7 to 9 percent.

Conference Call Information
A conference call regarding BD’s second fiscal quarter results and its expectations for the full fiscal year will be broadcast live on BD’s website, www.bd.com/investors, along with related slides, at 10:00 a.m. (ET) Tuesday, April 28, 2009. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 800-642-1687 (domestic) and 706-645-9291 (international), Conference ID: 92219921, through the close of business on Tuesday, May 5, 2009.

This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in this release and in the attached financial tables.

About BD
BD is a leading global medical technology company that develops, manufactures and sells medical devices, instrument systems and reagents. The Company is dedicated to improving people's health throughout the world. BD is focused on improving drug delivery, enhancing the quality and speed of diagnosing infectious diseases and cancers, and advancing research, discovery and production of new drugs and vaccines. BD's capabilities are instrumental in combating many of the world's most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs approximately 28,000 people in approximately 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, the pharmaceutical industry and the general public. For more information, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2009 Outlook for Full Year,” contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues, earnings per share and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: adverse changes in regional, national or foreign economic conditions, including any impact that may result from the current global economic downturn on our ability to access credit markets and finance our operations, the demand for our products and services, or our suppliers’ ability to provide products needed for our operations; changes in interest or foreign currency exchange rates, particularly in light of increased volatility in currency exchange rates; competitive factors; pricing and market share pressures; difficulties inherent in product development and delays in product introductions; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); the effects of potential pandemic diseases; changes in healthcare or other governmental regulation, including changes in government pricing and reimbursement policies or other cost containment reforms; and issuance of new or revised accounting standards, as well as other factors discussed in this press release and in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Three Months Ended March 31,
	2009	2008	% Change

REVENUES	$1,740,804	$1,746,925	(0.4)

Cost of products sold	838,101	853,807	(1.8)
Selling and administrative	440,502	415,523	6.0
Research and development	98,734	96,034	2.8
TOTAL OPERATING COSTS
AND EXPENSES	1,377,337	1,365,364	0.9

OPERATING INCOME	363,467	381,561	(4.7)

Interest income	4,312	8,005	(46.1)
Interest expense	(7,495)	(8,098)	(7.4)
Other (expense) income, net	(5,701)	828	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	354,583	382,296	(7.2)

Income tax provision	93,256	106,661	(12.6)

INCOME FROM CONTINUING OPERATIONS	261,327	275,635	(5.2)

(LOSS) INCOME FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX (BENEFIT) PROVISION OF
$(32) AND $347, RESPECTIVELY	(53)	550	NM

NET INCOME	$261,274	$276,185	(5.4)

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.09	$1.13	(3.5)
(Loss) income from discontinued operations	$-	$-	-
Net income	$1.09	$1.13	(3.5)

Diluted:
Income from continuing operations	$1.06	$1.09	(2.8)
(Loss) income from discontinued operations	$-	$-	-
Net income	$1.06	$1.09	(2.8)

AVERAGE SHARES OUTSTANDING

Basic	240,239	244,869
Diluted	245,890	252,788

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
(Unaudited; Amounts in thousands, except per share data)

	Three Months Ended March 31, 2009
	As	Litigation	Excluding
	Reported	Charge (1)	Item

Selling and administrative	$440,502	$(45,000)	$395,502
as a % of revenues	25.3%		22.7%

Operating Income	363,467	45,000	408,467
as a % of revenues	20.9%		23.5%

Income taxes	93,256	17,100	110,356
effective tax rate	26.3%		27.6%

Income from continuing operations	261,327	27,900	289,227
as a % of revenues	15.0%		16.6%

Diluted earnings per share
Income from continuing operations (2)	$1.06	$0.11	$1.18

(1)	Represents the charge relating to the settlement agreement with the direct purchaser plaintiffs (which includes BD’s distributors) in the antitrust class actions.
(2)	Total per share amounts may not add due to rounding.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Six Months Ended March 31,
	2009	2008	% Change

REVENUES	$3,474,309	$3,452,692	0.6

Cost of products sold	1,642,399	1,683,654	(2.5)
Selling and administrative	850,444	837,240	1.6
Research and development	196,191	187,561	4.6
TOTAL OPERATING COSTS
AND EXPENSES	2,689,034	2,708,455	(0.7)

OPERATING INCOME	785,275	744,237	5.5

Interest income	5,962	21,534	(72.3)
Interest expense	(15,319)	(18,438)	(16.9)
Other income, net	3,711	1,535	NM

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	779,629	748,868	4.1

Income tax provision	206,233	202,337	1.9

INCOME FROM CONTINUING OPERATIONS	573,396	546,531	4.9

(LOSS) INCOME FROM DISCONTINUED OPERATIONS
NET OF INCOME TAX (BENEFIT) PROVISION OF
$(23) AND $734, RESPECTIVELY	(40)	1,201	NM

NET INCOME	$573,356	$547,732	4.7

EARNINGS PER SHARE

Basic:
Income from continuing operations	$2.38	$2.23	6.7
(Loss) income from discontinued operations	$-	$-	-
Net income (1)	$2.38	$2.24	6.3

Diluted:
Income from continuing operations	$2.32	$2.16	7.4
(Loss) income from discontinued operations	$-	$-	-
Net income	$2.32	$2.16	7.4

AVERAGE SHARES OUTSTANDING

Basic	241,330	244,580
Diluted	247,436	253,288

NM - Not Meaningful

(1) Total per share amounts may not add due to rounding

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
(Unaudited; Amounts in thousands, except per share data)

	Six Months Ended March 31, 2009
	As	Litigation	Excluding
	Reported	Charge (1)	Item

Selling and administrative	$850,444	$(45,000)	$805,444
as a % of revenues	24.5%		23.2%

Operating Income	785,275	45,000	830,275
as a % of revenues	22.6%		23.9%

Income taxes	206,233	17,100	223,333
effective tax rate	26.5%		27.1%

Income from continuing operations	573,396	27,900	601,296
as a % of revenues	16.5%		17.3%

Diluted earnings per share
Income from continuing operations	$2.32	$0.11	$2.43

(1) Represents the charge relating to the settlement agreement with the direct purchaser plaintiffs (which includes BD’s distributors) in the antitrust class actions.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Three Months Ended March 31,
	2009	2008	% Change

BD MEDICAL
United States	$388,966	$388,281	0.2
International	508,358	533,971	(4.8)
TOTAL	$897,324	$922,252	(2.7)

BD DIAGNOSTICS
United States	$285,113	$281,088	1.4
International	254,527	249,484	2.0
TOTAL	$539,640	$530,572	1.7

BD BIOSCIENCES
United States	$104,039	$114,581	(9.2)
International	199,801	179,520	11.3
TOTAL	$303,840	$294,101	3.3

TOTAL REVENUES
United States	$778,118	$783,950	(0.7)
International	962,686	962,975	-
TOTAL	$1,740,804	$1,746,925	(0.4)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Six Months Ended March 31,
	2009	2008	% Change

BD MEDICAL
United States	$796,474	$795,772	0.1
International	991,626	1,035,764	(4.3)
TOTAL	$1,788,100	$1,831,536	(2.4)

BD DIAGNOSTICS
United States	$572,681	$560,576	2.2
International	507,150	492,747	2.9
TOTAL	$1,079,831	$1,053,323	2.5

BD BIOSCIENCES
United States	$217,790	$217,653	0.1
International	388,588	350,180	11.0
TOTAL	$606,378	$567,833	6.8

TOTAL REVENUES
United States	$1,586,945	$1,574,001	0.8
International	1,887,364	1,878,691	0.5
TOTAL	$3,474,309	$3,452,692	0.6

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31,
(Unaudited; Amounts in thousands)

	United States
	2009	2008	% Change

BD MEDICAL
Medical Surgical Systems	$242,350	$232,447	4.3
Diabetes Care	97,196	96,883	0.3
Pharmaceutical Systems	43,065	52,779	(18.4)
Ophthalmic Systems	6,355	6,172	3.0
TOTAL	$388,966	$388,281	0.2

BD DIAGNOSTICS
Preanalytical Systems	$147,436	$140,674	4.8
Diagnostic Systems	137,677	140,414	(1.9)
TOTAL	$285,113	$281,088	1.4

BD BIOSCIENCES
Cell Analysis	$71,770	$78,269	(8.3)
Discovery Labware	32,269	36,312	(11.1)
TOTAL	$104,039	$114,581	(9.2)

TOTAL UNITED STATES	$778,118	$783,950	(0.7)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	International
				% Change
	2009	2008	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$230,233	$248,269	(7.3)	3.7	(11.0)
Diabetes Care	87,033	90,577	(3.9)	2.7	(6.6)
Pharmaceutical Systems	178,085	181,660	(2.0)	3.2	(5.2)
Ophthalmic Systems	13,007	13,465	(3.4)	3.8	(7.2)
TOTAL	$508,358	$533,971	(4.8)	3.4	(8.2)

BD DIAGNOSTICS
Preanalytical Systems	$131,029	$133,518	(1.9)	7.0	(8.9)
Diagnostic Systems	123,498	115,966	6.5	11.5	(5.0)
TOTAL	$254,527	$249,484	2.0	9.1	(7.1)

BD BIOSCIENCES
Cell Analysis	$159,223	$141,452	12.6	11.5	1.1
Discovery Labware	40,578	38,068	6.6	4.7	1.9
TOTAL	$199,801	$179,520	11.3	10.1	1.2

TOTAL INTERNATIONAL	$962,686	$962,975	-	6.1	(6.1)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	Total
				% Change
	2009	2008	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$472,583	$480,716	(1.7)	4.0	(5.7)
Diabetes Care	184,229	187,460	(1.7)	1.5	(3.2)
Pharmaceutical Systems	221,150	234,439	(5.7)	(1.6)	(4.1)
Ophthalmic Systems	19,362	19,637	(1.4)	3.6	(5.0)
TOTAL	$897,324	$922,252	(2.7)	2.0	(4.7)

BD DIAGNOSTICS
Preanalytical Systems	$278,465	$274,192	1.6	5.9	(4.3)
Diagnostic Systems	261,175	256,380	1.9	4.1	(2.2)
TOTAL	$539,640	$530,572	1.7	5.0	(3.3)

BD BIOSCIENCES
Cell Analysis	$230,993	$219,721	5.1	4.5	0.6
Discovery Labware	72,847	74,380	(2.1)	(3.1)	1.0
TOTAL	$303,840	$294,101	3.3	2.6	0.7

TOTAL REVENUES	$1,740,804	$1,746,925	(0.4)	3.0	(3.4)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31,
(Unaudited; Amounts in thousands)

	United States
	2009	2008	% Change

BD MEDICAL
Medical Surgical Systems	$498,605	$485,192	2.8
Diabetes Care	199,008	195,409	1.8
Pharmaceutical Systems	85,717	102,757	(16.6)
Ophthalmic Systems	13,144	12,414	5.9
TOTAL	$796,474	$795,772	0.1

BD DIAGNOSTICS
Preanalytical Systems	$296,666	$283,974	4.5
Diagnostic Systems	276,015	276,602	(0.2)
TOTAL	$572,681	$560,576	2.2

BD BIOSCIENCES
Cell Analysis	$149,150	$145,629	2.4
Discovery Labware	68,640	72,024	(4.7)
TOTAL	$217,790	$217,653	0.1

TOTAL UNITED STATES	$1,586,945	$1,574,001	0.8

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	International
				% Change
	2009	2008	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$454,480	$494,336	(8.1)	1.9	(10.0)
Diabetes Care	180,813	181,438	(0.3)	6.0	(6.3)
Pharmaceutical Systems	330,214	333,623	(1.0)	3.7	(4.7)
Ophthalmic Systems	26,119	26,367	(0.9)	5.8	(6.7)
TOTAL	$991,626	$1,035,764	(4.3)	3.3	(7.6)

BD DIAGNOSTICS
Preanalytical Systems	$259,953	$261,687	(0.7)	7.7	(8.4)
Diagnostic Systems	247,197	231,060	7.0	11.7	(4.7)
TOTAL	$507,150	$492,747	2.9	9.6	(6.7)

BD BIOSCIENCES
Cell Analysis	$311,364	$279,205	11.5	10.7	0.8
Discovery Labware	77,224	70,975	8.8	6.4	2.4
TOTAL	$388,588	$350,180	11.0	9.8	1.2

TOTAL INTERNATIONAL	$1,887,364	$1,878,691	0.5	6.2	(5.7)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	Total
				% Change
	2009	2008	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$953,085	$979,528	(2.7)	2.3	(5.0)
Diabetes Care	379,821	376,847	0.8	3.8	(3.0)
Pharmaceutical Systems	415,931	436,380	(4.7)	(1.1)	(3.6)
Ophthalmic Systems	39,263	38,781	1.2	5.8	(4.6)
TOTAL	$1,788,100	$1,831,536	(2.4)	1.9	(4.3)

BD DIAGNOSTICS
Preanalytical Systems	$556,619	$545,661	2.0	6.0	(4.0)
Diagnostic Systems	523,212	507,662	3.1	5.2	(2.1)
TOTAL	$1,079,831	$1,053,323	2.5	5.6	(3.1)

BD BIOSCIENCES
Cell Analysis	$460,514	$424,834	8.4	7.9	0.5
Discovery Labware	145,864	142,999	2.0	0.8	1.2
TOTAL	$606,378	$567,833	6.8	6.1	0.7

TOTAL REVENUES	$3,474,309	$3,452,692	0.6	3.7	(3.1)

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
SAFETY REVENUES
(Unaudited; Amounts in thousands)

	Three Months Ended March 31,
				% Change
	2009	2008	Reported	FX Neutral	FX Impact

TOTAL SAFETY REVENUES
United States	$255,026	$247,316	3.1	3.1	-
International	136,718	126,418	8.1	18.9	(10.8)
TOTAL	$391,744	$373,734	4.8	8.5	(3.7)

	Six Months Ended March 31,
				% Change
	2009	2008	Reported	FX Neutral	FX Impact

TOTAL SAFETY REVENUES
United States	$523,995	$513,567	2.0	2.0	-
International	270,798	247,303	9.5	19.1	(9.6)
TOTAL	$794,793	$760,870	4.5	7.6	(3.1)